UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): AUGUST 7, 2008

CONSOLIDATED GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 787-0977

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) The information under the heading “Proposal 2 – Approval of Consolidated Graphics, Inc. Annual Incentive Compensation Plan” in Item 8.01 is incorporated herein by reference.

ITEM 8.01 — OTHER EVENTS

On August 7, 2008, Consolidated Graphics, Inc. (the “Company”) held its 2008 Annual Meeting of Shareholders (the “Annual Meeting”). The following proposals were submitted to a vote of the shareholders through the solicitation of proxies:

Proposal 1 — Election of Class III Directors

The following persons were elected to serve as Class III Directors on the Company’s Board of Directors until the 2011 Annual Meeting, and until their successors have been duly elected and qualified or until the earlier of their resignation or removal. Voting results were as follows:

	For	Against/Withheld	Broker Non-Votes
Joe R. Davis	8,438,131	2,152,690	n/a
Hugh N. West, M.D.	8,396,492	2,194,329	n/a

Directors continuing in office as Class I Directors are Larry J. Alexander and Brady F. Carruth, and as Class II Directors are Gary L. Forbes and James H. Limmer.

Proposal 2 – Approval of Consolidated Graphics, Inc. Annual Incentive Compensation Plan

At the Annual Meeting, the Company’s shareholders also approved the Company’s Annual Incentive Compensation Plan (the “Plan”). The voting results were as follows:

For	Against/Abstentions	Broker Non-Votes
10,216,877	373,943	n/a

Pursuant to the Plan, the Compensation Committee of the Company’s Board of Directors will designate executive officers to be participants in the Plan, which shall be evidenced by the execution of a written award agreement setting forth the terms and conditions of the participant’s award. Awards shall only be made in cash, and the maximum award that may be paid to any participant under the Plan for any given fiscal year is an amount equal to $5 million. It is intended that the Plan and the performance goals relating to awards conform to Section 162(m) of the Internal Revenue Code, which generally limits the deductibility, for federal income tax purposes, of certain types of compensation paid to certain executive officers of the Company to $1,000,000 with respect to any such officer during any taxable year of the Company. Additional information with respect to the Plan was previously reported in the Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on May 29, 2008 (the “May 29 Form 8-K) and in the Definitive Proxy Statement filed by the Company with the SEC in connection with the Annual Meeting.

A copy of the Plan, as well as the form of Annual Incentive Award Agreement for Executives to be used in connection with the Plan, were filed as Exhibits 10.2 and 10.3 to the Company’s May 29 Form 8-K.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and Chief Financial
and Accounting Officer

Date: August 13, 2008